SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     February 22, 1999
                                                           ---------------------


                              AU BON PAIN CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-19253                                 04-2723701
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         (Commission File Number)              (IRS Employer Identification No.)


         19 Fid Kennedy Avenue, Boston, Massachusetts                02210-2497
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         (Address of Principal Executive Offices)                    (Zip Code)


                                  617-423-2100
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 22, 1999

Item                                                                      Page
----                                                                      ----
Item 5.       Other Events.                                                 1

Item 7.       Financial Statements and Exhibits.                            1

Signature                                                                   2

Exhibits                                                                  E-1

Item 5.       Other Events.

         Please see the Company's Press Release filed as Exhibit 99 to this Form 8-K.

Item 7.       Financial Statements and Exhibits.

              a.  Financial statements of businesses acquired.

                  Not applicable.

              b. Pro forma financial information.

                  Not applicable.

              c.  Exhibits.

                  The following exhibits are filed with this report:

                  Exhibit No.                                 Title
                  -----------                                 -----

                        99                                 Press Release


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Au Bon Pain Co., Inc.


Date: February 22, 1999                     By: /s/Anthony J. Carroll
                                               ---------------------------
                                                    Anthony J. Carroll
                                                    Treasurer

                                  EXHIBIT INDEX


              Exhibit No.                            Title
              -----------                            -----

                  99                             Press Release




                                      E-1